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                                     EXHIBIT 10.5

                            FORM OF SUBSCRIPTION AGREEMENT




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SOVEREIGN CREDIT FINANCE I, INC.                                    SUBSCRIPTION
11% AUTOMOBILE CONTRACT NOTES DUE OCTOBER 15, 2000


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BY COMPLETING AND EXECUTING THIS PAGE, THE INVESTOR HEREBY ACKNOWLEDGES
READING AND UNDERSTANDING THE MATERIAL ON THE REVERSE SIDE, AND OR REPRESENTS WARRANTS, ACKNOWLEDGES AND AGREES TO ALL PROVISIONS SET FORTH BELOW AND ON
THE REVERSE SIDE.
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Amount Subscribed                                       Check here if Subscriber
$4,000 min. purchase                                   has previously subscribed
($2,000 FOR IRA'S)                                              in THIS offering
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$_______________                                            Yes / /       No / /
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1.   INVESTOR DATA - (Please print or type):

(1)  Name (Mr./Mrs./Ms.)
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     Social Security or Tax ID #
                                ------------------------------------------------
       U.S. Resident?                                       Yes / /       No / /
       Non-Resident Alien?                                  Yes / /       No / /

(2)  Name (Mr./Mrs./Ms.)

     Social Security or Tax ID #
                                ------------------------------------------------
       U.S. Resident?                                       Yes / /       No / /
       Non-Resident Alien?                                  Yes / /       No / /

PERSONS WHO RESIDE IN FOREIGN COUNTRIES, INCLUDING U.S. CITIZENS AND NON-RESIDENT ALIENS, ARE NOT PERMITTED TO INVEST IN THE NOTES.

Residence Address:

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Street (Please do not use P.O. Box)

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City & State                                                            Zip Code

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Home Phone                                                        Business Phone

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Mailing Address

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City & State                                                            Zip Code

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2.  PAYMENTS- Complete this to direct payment checks if to a retirement account.  Must go to custodian unless other authorization is attached hereto:

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Custodian                                                                Address

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City and State                                                          Zip Code

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Account No. for payment to a retirement account

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3.  REGISTERED REPRESENTATIVE STATEMENT - I hereby represent on recommending the purchase of 11% Automobile Contract Notes Due _____, 1999 that I, the Registered Representative, have responsible grounds to believe that the investment is suitable for the subscriber based upon information available to me as conveyed by the subscriber or his/her agent.

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Registered Representative's Signature                                       Date

4. OWNERSHIP - CHECK ONE: (REFER TO THE SIGNATURE REQUIREMENTS AND SUBSCRIPTION INSTRUCTIONS ON REVERSE SIDE)

/ / Individual                         / / Trust
/ / Joint Tenant with right
    of survivorship                    / / IRA
/ / Tenants in Common                  / / Keough Plan
/ / Custodian-Uniform Gifts to Minors  / / Pension or Profit
/ / Corporation                        / / Other
/ / General Partnership
/ / Limited Partnership

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5.  SIGNATURES

Signature must be identical to subscriber name. Subscribers must sign the Subscription Agreement; Purchaser representatives and investment advisors may not sign on behalf of subscriber.

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Signature                                                                   Date

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Print Name



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Signature                                                                   Date

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Print Name


(Fiduciary signature line below applies only to Custodians, IRA's, Keough, pension or profit sharing plans. Fiduciary represents that the beneficiary meets the suitability standards).


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Fiduciary Signature on behalf of Beneficiary                                Date


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6.  BROKER-DEALER INFORMATION

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Print Name of Registered Representative or Principal of Firm

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Broker-Dealer Firm Name                                        Firm Phone Number

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Branch Office Name

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Street Address Branch Office

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City & State                                                            Zip Code

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                   FOR USE OF SOVEREIGN CREDIT FINANCE I, INC.

Amount: $                               Acceptance Date:
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                                DISTRIBUTION OF COPIES
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White - Sovereign Credit Finance I, Inc.
Yellow - Broker-Dealer
Pink - Registered Representative
Gold - Investor

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                              SUBSCRIPTION AGREEMENT

    The investor signatory hereto ("Subscriber") represents, warrants, acknowledges and agrees as follows:

    1. Subscriber hereby subscribes for the principal amount of 11% Automobile Contract Notes (the "Note") issued by Sovereign Credit Finance I, Inc. ("Issuer"), as specified on the reverse side hereof, encloses and hereby tenders the amount set forth on the reverse side hereof ($4,000 minimum, $2,000 for IRA's), as full payment for the Note for which he is subscribing, and hereby agrees, subject to the Issuer's acceptance of his subscription, to become a Noteholder in an amount equal to the amount tendered. Subscriber agrees that he may not revoke, cancel, terminate or withdraw his subscription or this Subscription Agreement without the prior written consent of the Issuer, and acknowledges that the Issuer may reject his subscription for any reason whatsoever.

    2. Subscriber hereby acknowledges receipt of a copy of the current prospectus for the offering and sale of the Notes ("Prospectus") and understands that the Note being acquired will be governed by the terms of the Indenture referenced in such Prospectus and such other documents as may be referenced therein. Subscriber further understands and agrees that, following Issuer's acceptance of his subscription, he shall receive a Note which shall evidence his status as a Noteholder of Issuer, such Note to be in the form specified in the Indenture. The information set forth on the reverse side hereof is true and accurate and Subscriber has proper authority to execute this Subscription Agreement and make this investment.

    3. Subscriber hereby represents that this purchase is made for the Subscriber's own account and not with a view toward distribution. Subscriber understands that it is not anticipated that an active market will ever develop for the Notes, and that accordingly it may be impossible for Subscriber to liquidate his investment in the Note, even in the event of an emergency. Any transfer of the Note must comply with the requirements of the Prospectus, the Note and with any additional requirements imposed by law or by any governmental authorities.

    4. TAX REPRESENTATIONS: Under penalties of perjury, I certify that (i) the number shown on this form is my correct taxpayer identification number, and (ii) that I am not subject to backup withholding because (A) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. Under penalties of perjury, I certify that I am not a non-resident alien individual, a foreign partnership, a foreign corporation, or a foreign estate or trust, which would be a foreign person within the meaning of Sections 1441, 1446 and 7701(a) of the Internal Revenue Code of 1986, as amended, and that I will notify the Issuer before a change in my foreign status.

    5. SUITABILITY. If an Arizona subscriber, the subscriber represents that he/she/it has either (a) an annual gross income of at least $45,000 and a net worth of at least $45,000 exclusive of the subscriber's principal residence and its furnishings and personal use automobiles; or (b) a net worth of at least $150,000, exclusive of the subscriber's principal residence and its furnishings and personal use automobiles. If a California subscriber, the subscriber represents that he/she/it has either (a) an annual gross income of at least $60,000 and a net worth of at least $60,000 exclusive of the subscriber's principal residence and its furnishings and personal use automobiles; or (b) a net worth of at least $225,000, exclusive of the subscriber's principal residence and its furnishings and personal use automobiles. If a North Carolina subscriber, the subscriber represents that he/she/it has either (a) an annual gross income of at least $60,000 and a net worth of at least $60,000 exclusive of the subscriber's principal residence and its furnishings and personal use automobiles; or (b) a net worth of at least $225,000, exclusive of the subscriber's principal residence and its furnishings and personal use automobiles. If a Texas subscriber, the subscriber represents that he/she/it has either (a) an annual gross income of at least $45,000 and a net worth of at least $45,000 exclusive of the subscriber's principal residence and its furnishings and personal use automobiles; or (b) a net worth of at least $150,000, exclusive of the subscriber's principal residence and its furnishings and personal use automobiles. If a Wisconsin subscriber, the subscriber represents that he/she/it has either (a) an annual gross income of at least $45,000 and a net worth of at least $45,000 exclusive of the subscriber's principal residence and its furnishings and personal use automobiles; or (b) a net worth of at least $150,000, exclusive of the subscriber's principal residence and its furnishings and personal use automobiles. If a subscriber is a fiduciary account, the subscriber represents that the foregoing standards are met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the securities if the donor or grantor is the fiduciary.

    The capitalized terms used have the meanings assigned to them in the Prospectus unless the context otherwise requires.

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                            SUBSCRIPTION INSTRUCTIONS

    1. Complete all items and sign and date this Subscription Agreement in the places indicated. Subscribers should use full names (not initials). If you have previously subscribed for a Note in this offering and wish to subscribe for an additional Note, please check the appropriate box and complete the entire Subscription Agreement. NO SUBSCRIPTION AGREEMENT WILL BE PROCESSED UNLESS FULLY COMPLETED AND ACCOMPANIED BY THE APPROPRIATE PAYMENT.

    2. Make your subscription check payable to "River Oaks Trust Company, as Escrow Agent," for the amount entered under "Amount Enclosed" in the Subscription Agreement. After the Minimum Offering has been achieved, subscription checks should be made payable to "Sovereign Credit Finance I,
Inc."   NO SUBSCRIPTION AGREEMENT WILL BE PROCESSED UNLESS FULLY COMPLETED
AND ACCOMPANIED BY THE APPROPRIATE PAYMENT.

    3. Mail or deliver your signed Subscription Agreement and your check to your Registered Representative.

    4. Registered Representatives: Please forward signed Subscription Agreements and checks to Sovereign Credit Finance I, Inc., 4015 Beltline Road, Building B, Dallas, Texas 75244.

    The following signature and other documentation requirements have been established for the following forms of ownership of the Notes:

    JOINT TENANTS AND TENANTS IN COMMON: The signatures of all joint tenants and tenants in common investors are required unless a separate document, signed by all parties and designating one as the agent of the other(s) for purposes of signing the Subscription Agreement, accompanies the Subscription Agreement.

    CORPORATION: The signature(s) of an officer(s) authorized to sign on behalf of the corporation is(are ) required.

    PARTNERSHIP: Specify whether the subscriber is a general or limited partnership. If it is a general partnership, the signatures of all partners are required. If it is a limited partnership, the signatures of all general partners are required.

    TRUST:  The Subscription Agreement must be signed by the trustee.

    UNIFORM GIFTS TO MINORS ACT: The required signature is that of the custodian, not of the parent (unless the parent has been designated as the custodian). Only one child is permitted in each investment under the Uniform Gifts to Minors Act. Different requirements may apply in your state. Please consult your attorney for information regarding these requirements.